3Q10
Financial and operating results for the period ended September 30, 2010
NOVEMBER 3, 2010
Unless otherwise specified, comparisons in this presentation are between 3Q10 and 3Q09.
Exhibit 99.1

CNO Financial Group

Forward-Looking Statements
Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in this press release relative to markets for CNO Financial’s products and trends in CNO Financial’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform
Act of 1995. Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,”
“project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) changes in or sustained low interest rates causing a reduction in investment income, the margins of our subsidiaries’ fixed annuity and life insurance businesses and demand for their products; (ii) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance existing indebtedness and the cost of doing so; (iii) our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (iv) our ability to obtain adequate and timely rate increases on our health products, including our long-term care business; (v) the receipt of any required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vi) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (vii) changes in our assumptions related to deferred acquisition costs or the present value of future profits; (viii) the recoverability of our deferred tax assets and the effect of potential ownership changes and tax rate changes on their value; (ix) our assumption that the positions we take on our tax return filings, including our position that our 7.0% convertible senior debentures due 2016 will not be treated as stock for purposes of Section 382 of the Internal Revenue Code of
1986, as amended, and will not trigger an ownership change, will not be successfully challenged by the Internal Revenue Service; (x) changes in accounting principles and the interpretation thereof; (xi) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (xii) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems, (xiii) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xiv) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xv) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xvi) our ability to complete the remediation of the material weakness in internal controls over our actuarial reporting process and to maintain effective controls over financial reporting; (xvii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xviii) our ability to achieve eventual upgrades of the financial strength ratings of CNO Financial and our insurance company subsidiaries as well as the impact of our ratings on our business, our ability to access capital and the cost of capital; (xix) the risk factors or uncertainties listed from time to time in our filings with the Securities and
Exchange Commission; (xx) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends and surplus debenture interest to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xxi) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-
looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

CNO Financial Group

Non-GAAP Measures
This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):
operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures; earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios. Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.
While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.
Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors - SEC
Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group

CNO Financial Group

CNO Financial Group

CNO Financial Group

CNO Financial Group

CNO Financial Group

3Q10: Summary
CNO
▪ Net income of $49.4 million, up 221%
▪ Net operating income* of $47.1 million, down 13%
 – 16 cents per diluted share, reflecting dilution from issuance of shares of common stock and convertible debentures, and more than 4 cents per share of intangible write-downs
▪ Consolidated RBC at 320%, up 2 percentage points from 2Q2010
▪ Holding company liquidity at $190 million, up $60 million from
 2Q2010
▪ Asset values increased: AOCI of $688.1 million at 9/30/10 vs.
 AOCL of $(264) million at 12/31/09
▪ Core sales** of $86 million, down 7%
*Management believes that an analysis of net income applicable to common stock before: (1) loss on extinguishment or modification of debt, net of income taxes; and
(2) net realized investment gains or losses, net of related amortization and income taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because loss on extinguishment of debt and realized investment gains or losses can be affected by events that are unrelated to the company’s underlying fundamentals. The table on page 11 reconciles the non-GAAP measure to the corresponding GAAP measure.
**Excludes PFFS and PDP.

Pre-Tax	After Tax	EPS
Bankers Life	$95.5		
Washington National	27.2		
Colonial Penn	7.8		
OCB	(24.4)		
Corporate operations and interest expense	(32.3)		
Income before net realized investment gains*	73.8	$47.1	$0.16
Net realized investment gains	3.5	2.3	0.01
Total	$77.3	$49.4	$0.17

CNO Financial Group

3Q10 Summary of Results
CNO
($ millions, except per-share amounts)
*Management believes that an analysis of earnings before net realized investment gains (losses) (a non-GAAP financial measure) provides an alternative measure of the operating results of the company because such items are unrelated to the company’s continuing operations. The table above provides a reconciliation to the corresponding GAAP measure.

3Q09	4Q09	1Q10	2Q10	3Q10
Bankers Life	$85.4	$84.6	$53.2	$64.0	$95.5
Washington National	29.1	23.0	27.6	21.1	27.2
Colonial Penn	7.4	5.9	5.3	7.6	7.8
Other CNO Business	(7.5)	(29.7)	(1.9)	8.8	(24.4)
Corporate operations, excluding interest expense	(7.4)	(12.8)	(5.0)	(11.8)	(12.3)
Total EBIT*	107.0	71.0	79.2	89.7	93.8
Corporate interest expense	(24.0)	(23.1)	(19.5)	(19.8)	(20.0)
Income before net realized investment gains (losses) and taxes	83.0	47.9	59.7	69.9	73.8
Tax expense on period income	28.7	15.9	21.5	25.0	26.7
Net operating income	54.3	32.0	38.2	44.9	47.1
Loss on extinguishment or modification of debt, net of income taxes	0.0	(8.3)	(1.2)	(0.6)	0.0
Net realized investment gains (losses)	(18.9)	(2.5)	(3.1)	(11.2)	2.3
Net income before valuation allowance for deferred tax assets	35.4	21.2	33.9	33.1	49.4
Increase in valuation allowance for deferred tax assets	(20.0)	(3.0)	0.0	0.0	0.0
Net income	$15.4	$18.2	$33.9	$33.1	$49.4

CNO Financial Group

Quarterly Earnings
CNO Consolidated
*Management believes that an analysis of earnings before net realized investment gains (losses), corporate interest, loss on extinguishment or modification of debt and taxes (“EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; (2) loss on extinguishment or modification of debt; and (3)
net realized investment gains (losses) that are unrelated to the company’s underlying fundamentals. The table above provides a reconciliation of EBIT to net income.
($ millions)

CNO Financial Group

Operating ROE
CNO
Operating ROE*, Trailing 4 Quarters
*Operating return excludes gain (loss) on extinguishment or modification of debt, net realized investment gains (losses), valuation allowance related to deferred tax assets and discontinued operations. Equity excludes accumulated other comprehensive income
(loss) and the value of net operating loss carryforwards. See Appendix for corresponding GAAP measure.
Average common shareholders’ equity, excluding AOCI/L and net operating loss carryforwards, trailing 4 quarters ($ mils):	$2,503.9	$2,551.1	$2,679.2	$2,808.3	$2,942.8

CNO

3Q09
$0.29
4Q09
$0.15
1Q10
$0.14
2Q10
$0.16
3Q10
$0.16

CNO Financial Group

Operating EPS (Diluted)*
*Operating earnings per share exclude loss on extinguishment or modification of debt, net realized investment gains (losses) and valuation allowance related to deferred tax assets. See Appendix for a reconciliation to the corresponding GAAP measure.
Weighted average diluted shares (in millions):	185.8	217.5	292.1	302.6	306.0
▪ 65.9 million shares of common
 stock and $293.0 million of
 convertible debentures issued
 in 4Q09 through 2Q10

09/30/09	12/31/09	03/31/10	06/30/10	09/30/10
Shareholders' Equity (Excluding AOCI/L)	$3,479.7	$3,796.7	$3,823.1	$3,864.0	$3,916.2
Accumulated Other Comprehensive Income (Loss)	(146.0)	(264.3)	(103.0)	318.8	688.1
Total Shareholders' Equity	$3,333.7	$3,532.4	$3,720.1	$4,182.8	$4,604.3
Shares Outstanding	184.9	250.8	250.9	251.0	251.0
Book Value Per Share	$18.03	$14.08	$14.83	$16.66	$18.34
Book Value Per Share (Excluding AOCI/L)*	$18.82	$15.14	$15.24	$15.39	$15.60

CNO Financial Group

Book Value
CNO
*See Appendix for a reconciliation to the corresponding GAAP measure.
(in millions, except per-share amounts)
Book value per diluted share as of September 30, 2010 was $13.70
 – Excludes AOCI
 – Includes the effects of converting the $293.0 million of 7.0% debentures

Pre/After Tax GAAP Operating Income

CNO

($ in millions)

$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$223.4
$86.4
$137.0
$252.3
$87.7
$164.6
$251.3
$89.1
$162.2
2008
2009
LTM* 3Q10
Net Operating Income
Tax Expense on Operating Income

* Last twelve months

CNO Financial Group

Statutory Earnings Power

CNO

($ in millions)
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$241.3
$121.1
$120.2
$379.8
$115.8
$264.0
$335.0
$131.5
$203.5
2008
2009
LTM* 3Q10
Post-Tax Operating Income
Fees and Interest Paid to Holding Company

CNO Financial Group

* Last twelve months

3Q09
252%
4Q09
309%
1Q10
319%
2Q10
318%
3Q10
320%

3Q09
$85.6
4Q09
$146.1
1Q10
$131.2
2Q10
$129.9
3Q10
$190.1

- Unrestricted cash held at the holding company increased $60 million to $190 million during 3Q2010

CNO Financial Group

Financial Strength
CNO
*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.
Consolidated RBC Ratio*
Liquidity
▪ RBC increased to 320% in 3Q2010
 – Positive impact from statutory operating
 income (+18 points)
 – Primarily offset by net dividends paid to
 the holding company (-12 points)
 – Does not include anticipated impact of
 WNIC merger (+9 points)

CNO Financial Group

3Q Summary
Bankers Life
▪ Earnings of $95.5 million, up 12%
 – Increased earnings of $20 million due primarily to:
 • Higher average yields on a larger asset base
 • Improved Med Supp benefit ratio
 – Partially offset by lower PFFS earnings of approximately $13 million
 • 3Q2009 favorably impacted by prior year reserve releases
▪ Sales (NAP) down 11%
 – Lower sales of Med Supp (-20%), LTC (-26%), and annuities (-3%);
 partially offset by higher life sales (+4%)
▪ Additional LTC rate increase activity has commenced

– Annuity sales better than industry results

3Q09
$61.8
4Q09
$91.3
1Q10
$57.5
2Q10
$64.0
3Q10
$55.3

CNO Financial Group

Bankers Life
($ millions)
Quarterly NAP*
*PFFS and PDP sales are not comparable and are excluded from NAP in all periods; in addition, we no longer assume any of the risks on
PFFS contracts through reinsurance.
PFFS policies issued:	-0.2	-1.0	22.8	-0.4	0.1
PDP policies issued:	3.8	1.3	8.0	0.2	1.1
Policies issued and not included in NAP (net of chargebacks, in thousands):
Sales and Distribution Results
▪ NAP down 11%
 – Med Supp down due to customer
 preference for products with lower
 premiums and benefits
 – Lower sales of LTC following pricing
 changes made to improve profitability

New Contracts for 9 Month Period
8000
7000
6000
5000
4000
3000
2000
1000
0
6,433
7,486
6,470
2008
2009
2010

Veteran Producers vs. Non-Veteran Producers
6000
5000
4000
3000
2000
1000
0
3,129
3,152
3,082
3,090
2,183
2,201
2,227
2,168
2009
1Q2010
2Q2010
3Q2010
Veteran Producers
Non-Veteran Producers

CNO Financial Group

Bankers Life
5,258
5,309
5,312
5,353
▪ Recruiting is down versus 2009, but
 comparable to 2008 levels
▪ Producer force has remained stable
Total Producers

CNO Financial Group

▪ Maintain pricing discipline; introduced new
 lower cost, cost sharing product (Plan N)
▪ Application submissions are flat to prior year,
 the mix is shifting to these lower premium
 plans but still maintains target margins and
 allows us to penetrate more households
▪ Distribution is prepared to capitalize on
 changes occurring in private fee for service
 plans
▪ Will evaluate introducing more granular rate
 structure and tighter underwriting
Bankers Strategy
▪ Several leading carriers using
 Modernized Medigap plans to grow
 share with aggressive pricing
▪ Some carriers offering “no questions
 asked” guaranteed issue plans up to
 age 71
▪ New entrants attacking market
 including major healthcare plans
▪ Expect greater competition as regional
 carriers exit Medicare Advantage
 market and distributors move away
 from individual major medical due to
 compressed margins
Highlights
Bankers Life
Med Supp Market

CNO Financial Group

Bankers Life
▪ For policies generally sold:
 – Between 1992-2003 we will be filing for an additional increase ONLY on plans with inflation protection
 – Between 2002-2005 we will be filing for an additional increase on ALL plans
▪ For these two blocks, we will be filing for additional premium increases
 – The projected financial impact is estimated to be $22 - $27 million after all states have approved and premium increases have been
 implemented
Additional rate increase filings commenced on our LTC portfolio in
October
LTC Rate Increase

3Q09	4Q09	1Q10	2Q10	3Q10
Insurance policy income	$493.1	$477.0	$396.2	$400.7	$405.1
Net investment income:					
General account assets	162.2	165.8	172.2	177.0	182.4
Other portfolios	37.4	6.9	13.7	(16.5)	26.1
Fee revenue and other income	2.4	4.8	2.3	2.7	3.6
Total revenues	695.1	654.5	584.4	563.9	617.2
Insurance policy benefits	412.1	402.9	350.6	344.2	341.8
Amounts added to policyholder account balances	75.9	59.8	65.9	38.5	60.3
Amortization related to operations	74.5	54.7	67.0	70.6	76.4
Other operating costs and expenses	47.2	52.5	47.7	46.6	43.2
Total benefits and expenses	609.7	569.9	531.2	499.9	521.7
Income before net realized investment gains (losses), net of related amortization and income taxes	$85.4	$84.6	$53.2	$64.0	$95.5

CNO Financial Group

Quarterly Earnings
($ millions)
Management believes that an analysis of income before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 11 reconciles the non-GAAP measure to the corresponding GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.
Trailing 4 Quarter Operating Return on Allocated Capital: 12.6%
Bankers Life

CNO Financial Group

Splitting the CIG Segment
Washington National
and OCB
▪ Two new segments, consistent with how we are managing our business
 – Washington National (primarily actively marketed lines of business)
 • Markets and distributes supplemental health and traditional life insurance to middle-
 income consumers at home and at the worksite
 • Products marketed through PMA and through independent agents
 • Products are underwritten by Washington National Insurance Company
 – Other CNO Business - “OCB” (primarily closed blocks of business)
 • Blocks of interest-sensitive life insurance, traditional life insurance, annuities, long-term care insurance and other supplemental health products
 • Not actively marketed
 • Issued or acquired by Conseco Life Insurance Company and Washington National
 Insurance Company
▪ Another step toward increased transparency
 – Provides greater visibility into the performance of our actively marketed lines of business
 – Sharpens focus on improving results of our closed blocks of business

CNO Financial Group

3Q Summary
Washington National
▪ Earnings of $27.2 million, down 6.5%
 – 3Q2009 favorably impacted by reserve refinements related to supplemental health (comprised of specified disease, accident and hospital indemnity policies) of approximately $4 million
▪ Sales (NAP) of $19 million, down 4%
 – Decrease due to de-emphasis in Med supp and annuities
 – NAP of core supplemental health products was $18 million, up
 11%
▪ Strong supplemental health sales growth in both WNIC
 Independent and PMA channels
▪ Solid recruiting results

$18.0
$16.1
$1.4
$0.8
$1.5
$0.2
$1.3
$0.4
Life
Annuities
Medicare Supplement
Supplemental Health

CNO Financial Group

Washington National
($ millions)
▪ Supplemental health sales up 11%
 – PMA up 15%
 – WNIC* Independent flat
▪ WNIC Independent voluntary
 worksite sales up 8%
 – Up 22% YTD vs. 2009
3Q09 NAP
3Q10 NAP
3Q10 Sales Results
* Washington National Insurance Company

3Q09	4Q09	1Q10	2Q10	3Q10
Insurance policy income	$149.7	$146.9	$145.4	$144.7	$144.9
Net investment income:					
General account assets	47.8	45.6	45.5	45.8	46.2
Other portfolios	0.2	(1.1)	(0.1)	0.1	0.2
Fee revenue and other income	0.5	(0.1)	0.3	0.2	0.3
Total revenues	198.2	191.3	191.1	190.8	191.6
Insurance policy benefits	115.6	116.1	112.5	116.7	112.4
Amortization related to operations	12.9	11.8	14.8	13.1	14.4
Other operating costs and expenses	40.6	40.4	36.2	39.9	37.6
Total benefits and expenses	169.1	168.3	163.5	169.7	164.4
Income (loss) before net realized investment gains (losses), net of related amortization and income taxes	$29.1	$23.0	$27.6	$21.1	$27.2

CNO Financial Group

Quarterly Earnings
Washington National
Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-
GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 11 reconciles the non-GAAP measure to the corresponding
GAAP measure.
($ millions)
Trailing 4 Quarter Operating Return on Allocated Capital: 9.4%

CNO Financial Group

3Q Summary
Colonial Penn
▪ Earnings of $7.8 million, up 5.4%
 – Results for 3Q2010 reflect favorable life margins
▪ Sales growth continues: NAP up 8%
 – YTD sales up 10%
 – YTD lead generation up 42%

3Q09	4Q09	1Q10	2Q10	3Q10
Insurance policy income	$48.4	$47.9	$48.2	$49.3	$48.8
Net investment income	9.5	9.6	9.7	9.7	9.9
Fee revenue and other income	0.2	0.3	0.2	0.1	0.2
Total revenues	58.1	57.8	58.1	59.1	58.9
Insurance policy benefits	34.7	35.1	36.4	35.2	36.1
Amounts added to policyholder account balances	0.3	0.3	0.3	0.2	0.3
Amortization related to operations	8.4	8.5	8.7	8.8	7.0
Other operating costs and expenses	7.3	8.0	7.4	7.3	7.7
Total benefits and expenses	50.7	51.9	52.8	51.5	51.1
Income before net realized investment gains (losses) net of related amortization and income taxes	$7.4	$5.9	$5.3	$7.6	$7.8

CNO Financial Group

Quarterly Earnings
Colonial Penn
($ millions)
Management believes that an analysis of income before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 11 reconciles the non-GAAP measure to the corresponding
GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.
Trailing 4 Quarter Operating Return on Allocated Capital: 7.7%

CNO Financial Group

3Q Summary
Other CNO Business
▪ Loss of $24.4 million, compared to loss of $7.5 million
 – Reduction in earnings of approximately $13 million due to additional amortization expense related to interest sensitive products
 – Reduction in earnings of approximately $6 million due to the write
 -off of PVFP on LTC block
 – Reduction in earnings of approximately $4 million due to
 increased legal settlement expenses

CNO Financial Group

Sharpened Focus
▪ Segmentation provides transparency and brings strong focus on addressing such issues as:
 – Non-Guaranteed Element Management
 – Expense Management
 – Risk Mitigation
▪ Requires a methodical approach
▪ Near term results expected to continue exhibiting volatility
 – Portions of the business are in loss recognition
 – Present value impact of some assumption changes
Other CNO Business

3Q09	4Q09	1Q10	2Q10	3Q10
Insurance policy income	$80.8	$75.7	$74.8	$73.2	$75.7
Net investment income:					
General account assets	86.7	86.3	87.8	88.5	88.0
Other portfolios	15.5	4.4	4.8	(8.1)	8.5
Total revenues	183.0	166.4	167.4	153.6	172.2
Insurance policy benefits	91.0	90.9	90.3	84.3	110.4
Amounts added to policyholder account balances	53.1	44.3	43.0	31.9	38.7
Amortization related to operations	18.9	21.3	12.2	3.6	20.7
Interest expense on investment borrowings	5.1	5.0	5.0	5.0	5.1
Other operating costs and expenses	22.4	34.6	18.8	20.0	21.7
Total benefits and expenses	190.5	196.1	169.3	144.8	196.6
Income (loss) before net realized investment gains (losses), net of related amortization and income taxes	($7.5)	($29.7)	($1.9)	$8.8	($24.4)

CNO Financial Group

Quarterly Earnings (Losses)
Other CNO Business
Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-
GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 11 reconciles the non-GAAP measure to the corresponding
GAAP measure.
($ millions)
Trailing 4 Quarter Operating Return on Allocated Capital: -6.6%

CNO Financial Group

CNO
▪ Reduced guaranteed minimum interest rates for most interest sensitive product sales
▪ Lowering credited rates
▪ Reduced commissions
▪ Factoring future premiums into our LTC liability duration and invested to match these longer durations
 – Durations on our LTC business are long, but shorter than other companies actively selling LTC due to our target market
▪ Factored into 3Q10 loss recognition testing
 – Assumed continuation of current interest rates through 2011
 – Resulted in a charge of approximately $13 million in the OCB segment
▪ Increased portfolio yields in spite of the low interest rate environment
Addressing the Low Interest Rate
Environment

3Q09
$306.3
4Q09
$307.3
1Q10
$315.2
2Q10
$321.1
3Q10
$326.5

CNO Financial Group

Net Investment Income
CNO
($ millions)
General Account Investment Income
Yield:	5.62%	5.63%	5.76%	5.83%	5.86%
▪ 3Q10 portfolio yield increase due
 primarily to sustained new money
 rates exceeding portfolio rate

($ millions)	3Q09	4Q09	1Q10	2Q10	3Q10
Gross Gains	$99.5	$110.5	$50.9	$60.9	$101.5
Gross Losses	(84.1)	(96.4)	(35.5)	(49.7)	(73.4)
Losses due to recognition of other-than-temporary impairments recognized in earnings	(35.7)	(31.1)	(20.3)	(27.9)	(24.5)
Amortization adjustments to insurance intangibles	1.4	(0.5)	0.1	(0.5)	(0.1)
Net investment gains (losses) before tax	(18.9)	(17.5)	(4.8)	(17.2)	3.5
Income tax benefit (expense)	0.0	15.0	1.7	6.0	(1.2)
Net investment gains (losses) after tax	($18.9)	($2.5)	($3.1)	($11.2)	$2.3

CNO Financial Group

Realized Gains/Losses Recognized
through Net Income
CNO

Unrealized Gain/Loss
% of Invested Assets
Unrealized Gain/Loss
1,500
1,000
500
0
(500)
(1,000)
% of Invested Assets
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%

CNO Financial Group

Unrealized Gain/Loss*
CNO
($ millions)
*Includes debt and equity securities classified as available for sale. Excludes investments from variable interest entities which we consolidate under GAAP.
3Q09
4Q09
1Q10
2Q10
3Q10

($ millions)

	Gross Amounts	Amount Recognized through AOCI/L	Amount Recognized through Net Income
Corporates	$1.5	$0.0	$1.5
Alt-A	0.0	(1.7)	1.7
CMBS	1.4	0.0	1.4
Commercial Mortgage Loans	14.0	0.0	14.0
Other	5.9	0.0	5.9
Total	$22.8	($1.7)	$24.5

CNO Financial Group

3Q10 Impairments
CNO

MTM reflects low market yields in most credit sectors
Market Value
Book Value
$14,509
$13,256
$1,536
$1,515
$1,848
$1,826
$1,198
$1,234
$1,376
$1,311
$1,487
$1,457
$613
$607
$449
$409
$1,300
$1,305
IG Corporates
CMOs
Mortgage Loans
HY Corporates
CMBS
Municipals
ABS
Govts/Agency
Cash & Other

CNO Financial Group

Asset Allocation at 9/30/10*
CNO
($ millions)
*Excludes investments from variable interest entities which we consolidate under GAAP (the related liabilities are non-recourse to CNO).

CNO Financial Group

Investment Quality: Fixed Maturities*
CNO
Fixed Maturities, available for sale, by Rating
at 9/30/10 (Market Value)
% of Bonds which are Investment Grade:	9/30/09 93%	12/31/09 93%	3/31/10 93%	6/30/10 92%	9/30/10 92%
*Excludes investments from variable interest entities which we consolidate under GAAP (the related liabilities are non-recourse to CNO).
AAA
11%
AA
9%
A
26%
BBB
46%
<BBB
8%
▪ 92% investment grade:
 – Substantially unchanged
 – Ratings migration pattern
 reverting to historical norms

Rating	Market Value (mil.)	Book Value (mil.)	% of Alt-A*	Avg. FICO	Avg. Support	Avg. 60+ Delinq.	Avg. Accum. Loss	% of Portfolio*
AAA	$9.3	$9.2	4.2%	708	28.0%	12.9%	2.0%	0.04%
AA	80.5	79.7	36.6%	712	19.9%	12.1%	0.8%	0.33%
A	32.4	30.6	14.7%	713	11.0%	13.3%	1.1%	0.13%
BBB	26.8	26.0	12.2%	725	10.0%	8.6%	1.1%	0.11%
<BBB	71.0	75.4	32.3%	708	9.7%	22.6%	3.2%	0.29%
Total	$220.0	$220.9	100.0%	712	14.5%	15.3%	1.7%	0.90%

CNO Financial Group

Alt-A at 9/30/10
CNO
▪ 0.9% of total invested assets
▪ Substantial proportion of investments purchased at discounts reflective of current market expectations for cash flows from collateral
▪ Collateral performing better than overall Alt-A collateral universe in terms of delinquency and accumulated loss trends
▪ All securities evaluated using market-consistent estimates of collateral performance
*Market value.
($ millions)

Rating	Market Value (mil.)	Book Value (mil.)	% of Prime Jumbo*	Avg. FICO	Avg. Support	Avg. 60+ Delinq.	Avg. Accum. Loss	% of Portfolio*
AAA	$131.5	$134.5	15.7%	734	6.4%	2.5%	0.06%	0.54%
AA	64.2	62.7	7.7%	738	7.9%	5.9%	0.39%	0.26%
A	167.4	174.6	20.0%	730	22.0%	10.9%	2.01%	0.69%
BBB	73.9	69.6	8.8%	744	8.7%	7.4%	0.80%	0.30%
<BBB	401.2	414.1	47.8%	740	6.7%	8.1%	0.72%	1.65%
Total	$838.2	$855.5	100.0%	738	10.0%	7.5%	0.85%	3.44%

CNO Financial Group

Prime Jumbo at 9/30/10
CNO
▪ 3.4% of total invested assets
▪ Substantial proportion of investments purchased at discounts reflective of current market expectations for cash flows from collateral
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Credit support remains substantial relative to anticipated cumulative losses
*Market value.
($ millions)

Our CMBS exposure is heavily weighted towards securities with high ratings and seasoned vintages with relatively stronger qualitative characteristics.

	AAA	AA	A	BBB	<BBB
Pre-2004	$200.5	$26.3	$33.2	$10.0	$0.0
2004	125.2	10.1	10.6	17.2	0.0
2005	280.7	25.0	8.5	4.0	2.9
2006	151.8	39.4	0.0	3.8	0.0
2007	290.7	0.0	0.0	0.0	0.0
2009	71.5	0.0	0.0	0.0	0.0
Total BV	$1,120.4	$100.8	$52.3	$35.0	$2.9
Total MV	$1,200.2	$99.8	$47.0	$27.6	$1.1

CNO Financial Group

CMBS at 9/30/10
CNO
(GAAP book value - $ millions)
Pre-2004
20.6%
2004
12.4%
2005
24.5%
2006
14.9%
2007
22.2%
2009
5.4%

Rating	Market Value (mil.)	Book Value (mil.)	% of CMBS*	Avg. Support	Avg. 60+ Delinq.	Avg. Accum. Loss	% of Portfolio*
AAA	$1,200.2	$1,120.4	87.2%	38.4%	4.3%	0.4%	4.94%
AA	99.8	100.8	7.3%	19.9%	3.0%	1.0%	0.41%
A	47.0	52.3	3.4%	9.2%	2.2%	0.3%	0.19%
BBB	27.6	35.0	2.0%	7.9%	2.6%	0.1%	0.11%
<BBB	1.1	2.9	0.1%	5.1%	3.1%	0.0%	0.00%
Total	$1,375.7	$1,311.4	100.0%	35.4%	4.1%	0.5%	5.65%

CNO Financial Group

CMBS at 9/30/10
CNO
▪ 5.7% of invested assets
▪ Collateral performing materially better than overall CMBS collateral universe in terms of delinquency and cumulative loss
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Substantial credit support inherent in structures relative to expected cumulative losses
*% of market value
($ millions)

CNO Financial Group

Commercial Mortgage Loans at 9/30/10
CNO
By Property Type
▪ Current LTV of approximately 63%
▪ Trailing debt service coverage ratio (DSCR) stable at approximately 1.48
2010
2.5%
2009
0.4%
2008
18.1%
2007
20.6%
2006
19.3%
2005
12.0%
2004 and Prior
27.1%
Office
37.5%
Indus.
17.4%
Other
0.2%
Retail
39.8%
Multi-
Family
5.1%

CNO Financial Group

Summary
CNO
▪ Stabilized earnings, generating excess capital
▪ Completed WNIC merger and CIG re-segmentation
▪ Focused on profitable growth
▪ Strengthened liquidity, improved RBC
▪ Positioned for early debt refinancing

CNO Financial Group

Questions and Answers

CNO Financial Group

Appendix

Former term		Current term
Actively managed fixed maturities	=	Fixed maturities, available for sale
Cost of policies produced	=	Deferred acquisition costs ("DAC")
Value of policies inforce at the effective date	=	Present value of future profits ("PVFP")
Specified disease	=	Supplemental health (1)
Supplemental health	=	Health (2)
Equity-indexed products	=	Fixed index products

CNO Financial Group

We will also be making the following terminology changes in our financial reports to more accurately describe our business and/or for consistency with industry peers.
(1) Includes specified disease, accident, and hospital indemnity products
(2) Includes supplemental health, Medicare supplement, and long term care products
Terminology Changes

Debt to Capital**

35%
30%
25%
20%
15%
10%
5%
0%
32.5%
30.0%
26.8%
21.6%
21.6%
21.3%
21.2%
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10

Interest Coverage

3.0x
2.0x
1.0x
0.0x
3.1x
2.4x
1.7x
1.8x
2.8x
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10

2,000
1,500
1,000
500
0
$1,308
$1,414
$1,465
$1,497
$1,522
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10

RBC Ratio

300%
200%
100%
0%
252%
309%
319%
318%
320%
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10

CNO Financial Group

Statutory Surplus ($ millions)
*Also applicable in 2010 for Debt to Capital ratio only.
**Excludes Accumulated Other Comprehensive Income (Loss), as defined by the senior credit facility.
$1,200
$1,100
Prior Amendment Level
New 2011 Level*
New 2012 Level
CNO
250%
200%
1.5x
2.0x
1.75x
225%
$1,300
Covenant Metrics

Cash Balance 06/30/10	$129.9
Sources	
Dividends from Insurance Subsidiary	$96.0
Surplus Debenture Interest	12.3
Management and Investment Fees, Net	16.9
Total Sources	$125.2
Uses	
Interest	$14.1
Debt Repayments	0.0
Holding Company Expenses and Other	10.9
Capital Contributions	40.0
Total Uses	$65.0
Cash Balance 09/30/2010	$190.1

CNO Financial Group

3Q10 Liquidity
CNO
($ millions)

For twelve months ended September 30, 2010	Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Segment pre-tax operating earnings (a non-GAAP financial measure)	$ 297.3	$ 98.9	$ 26.6	$ (47.2)	$ (124.3)	$ 251.3
Adjustment to investment income to reflect capital at 275% RBC	(1.7)	(0.3)	0.2	3.1	(1.3)	-
Interest allocated on corporate debt	(40.5)	(17.4)	(5.6)	(19.0)	82.5	-
Income tax (expense) benefit	(91.8)	(29.3)	(7.6)	22.7	16.9	(89.1)
Adjusted operating earnings for purposes of calculating operating return on allocated capital	$ 163.3	$ 51.9	$ 13.6	$ (40.4)	$ (26.2)	$ 162.2

Trailing 4 Quarter Average as of September 30, 2010	Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Capital allocation based on 275% RBC	$ 1,815.7	$ 772.8	$ 246.2	$ 856.2	$ (748.1)	$ 2,942.8
Allocation of corporate debt	(522.9)	(222.2)	(70.7)	(246.6)	1,062.4	-
Allocated capital for the purpose of determining return on allocated capital	$ 1,292.8	$ 550.6	$ 175.5	$ 609.6	$ 314.3	$ 2,942.8

CNO Financial Group

Adjusted operating earnings for the purpose of calculating operating return on allocated capital is determined as follows:
Allocated capital is calculated as follows:
* A non-GAAP financial measure. Refer to the Appendix for a reconciliation to the corresponding GAAP measure.
Operating Return on Allocated Capital: 12.6% 9.4% 7.7% -6.6% -8.3% 5.5%
Operating Return on Allocated Capital Computation*

CNO Financial Group

Commercial Mortgage Loans at 9/30/10
CNO
Pacific
9.9%
Mountain
9.9%
West North
Central
12.3%
West South
Central
6.1%
East North
Central
17.2%
East South
Central
5.7%
New England
8.7%
Middle
Atlantic
8.2%
South
Atlantic
22.0%

2010
$1
2011
$74
2012
$46
2013
$157
2014
$91
2015
$124
2016
$142
2017
$277
2018
$302
2019
$60
2020
$41
2021
$12
2022
$105
2023
$48
2024
$24
Post 2024
$322

CNO Financial Group

Commercial Mortgage Loans at 9/30/10
By Maturity
CNO
($ millions)

CNO Financial Group

Collected Premiums
CNO
▪ Trailing 4 quarters down 17%
 – Decline at Bankers Life due
 to termination of PFFS
 reinsurance contracts and
 lower annuity sales, as
 expected
 – Consistent growth at
 Colonial Penn
 – Slight decline at Washington
 National primarily due to
 Wilton Re transaction in
 3Q2009
 – Decline at OCB primarily
 due to Wilton Re transaction
 in 3Q2009 and continued
 run-off of inforce blocks, as
 expected
($ millions)
CP
Washington
National
Collected Premiums -Trailing 4 Quarters
3Q09
$4,423.1
4Q09
$4,114.8
BLC OTHER
1Q10
$3,937.2
BLC PFFS
2Q10
$3,819.6
3Q10
$3,651.1
OCB

– Increased earnings of $20 million due primarily to:

3Q09
$85.4
4Q09
$84.6
1Q10
$53.2
2Q10
$64.0
3Q10
$95.5

CNO Financial Group

Segment Performance
Bankers Life
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $233.4 $278.0 $286.5  $287.2 $297.3
Revenues-Quarterly: $695.1 $654.5 $584.4 $563.9 $617.2
Pre-Tax Operating Income*
Revenues -Tr. 4 Quarters: $2,684.4 $2,647.5 $2,596.8 $2,497.9 $2,420.0
($ millions)
▪ Earnings of $95.5 million, up 12%
 • Higher average yields on a larger
 asset base
 • Improved Med Supp benefit ratio
 • 3Q2009 favorably impacted by
 prior year reserve releases

3Q09
$22.7
4Q09
$28.2
1Q10
$27.2
2Q10
$29.4
3Q10
$29.3

CNO Financial Group

Premiums - Med Supp
▪ First-year premiums up 29%
Med Supp - First-Year Premiums
Med Supp First-Year Prems.-Tr. 4 Qtrs: $86.5 $91.7 $99.2 $107.5 $114.1
Med Supp Total Premiums-Quarterly: $168.9 $173.8 $176.6 $168.8 $170.1
Med Supp NAP-Quarterly: $19.9 $56.8 $19.4 $21.0 $16.0
Med Supp NAP-Trailing 4 Quarters: $85.4 $114.3 $115.3 $117.1 $113.2
Bankers Life
($ millions)

(Net)
$2.9
(Net)
$5.9
(Net)
$4.8
(Net)
$5.5
(Net)
$5.7

CNO Financial Group

Premiums - Long-Term Care
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $22.1 $17.7 $18.3 $19.1 $21.9
Total Premiums-Quarterly: $154.3 $149.5 $149.5 $146.6 $145.0
Long-Term Care - First-Year Premiums*
NAP-Quarterly: $9.8 $8.3 $8.6 $8.7 $7.2
NAP-Trailing 4 Quarters: $35.0 $35.4 $36.5 $35.4 $32.8
*Includes $6.6 million in 3Q09, $3.9 million in 4Q09, $5.0 million in 1Q10, $3.5 million in 2Q10, and $2.8 million in 3Q10 of premiums ceded under business reinsurance agreement.
3Q09
(Direct)
$9.5
4Q09
(Direct)
$9.8
1Q10
(Direct)
$9.8
2Q10
(Direct)
$9.0
3Q10
(Direct)
$8.5
Bankers Life
▪ Net first-year premiums* up 97%,
 reflecting reduction in new
 business reinsurance

CNO Financial Group

Premiums - Life Insurance
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $79.8 $82.6 $86.0 $91.4 $93.8
Total Premiums-Quarterly: $63.2 $61.4 $46.5 $52.1 $54.8
Life - First-Year Premiums
NAP-Quarterly: $15.8 $13.7 $15.8 $17.3 $16.3
NAP-Trailing 4 Quarters: $55.4 $57.7 $60.9 $62.6 $63.1
SPWL
Non-
SPWL
3Q09
$23.4
$10.5
$12.9
4Q09
$23.0
$10.8
$12.2
1Q10
$20.2
$9.6
$10.6
2Q10
$24.8
$12.4
$12.4
3Q10
$25.8
$11.9
$13.9
Bankers Life
▪ Fluctuations in first-year
 premiums primarily reflect
 variance in sales of single-
 premium policies

3Q09
$284.0
4Q09
$197.3
1Q10
$223.1
2Q10
$280.0
3Q10
$264.7

CNO Financial Group

Premiums - Annuity
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $1,270.3 $1,057.1 $979.1 $984.4 $965.1
Total Premiums-Quarterly: $284.7 $198.2 $224.4 $281.1 $265.8
Annuity - First-Year Premiums
Bankers Life
 ▪ First-year premiums down 7%

3Q08
9.8%
4Q08
10.9%
1Q09
10.5%
2Q09
12.4%
3Q09
9.1%
4Q09
8.3%
1Q10
9.2%
2Q10
10.5%
3Q10
9.7%

- **Over 89% of our annuities are subject to surrender charge:**

3Q08
10.7%
4Q08
11.1%
1Q09
10.4%
2Q09
10.3%
3Q09
7.9%
4Q09
7.5%
1Q10
8.9%
2Q10
9.8%
3Q10
9.2%

CNO Financial Group

Annuity Surrenders
IA Surrenders
(annualized quarterly rate)
Non-IA Surrenders
(annualized quarterly rate)
Bankers Life
▪ Total account value:
 – IAs - $1.9 billion
 – Non-IAs - $4.8 billion
▪ Average account value:
 – IAs - $1.8
 – Non-IAs - $4.8 billion
 – IAs - 96%
 – Non-IAs - 86%

3Q09
68.0%
4Q09
68.4%
1Q10
88.7%
2Q10
89.8%
3Q10
64.4%

CNO Financial Group

Benefit Ratio* - PDP
*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.
Bankers Life
▪ Down 3.6 points, impacted by
 improved pricing and plan design
 changes

3Q09
72.4%
4Q09
71.7%
1Q10
72.8%
2Q10
70.7%
3Q10
69.5%

CNO Financial Group

Benefit Ratio* - Med Supp
*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.
Bankers Life
▪ 3Q10 impacted by favorable
 claims experience

3Q09
70.4%
4Q09
66.4%
1Q10
75.2%
2Q10
71.9%
3Q10
73.2%

CNO Financial Group

Interest-Adjusted Benefit
Ratio* - LTC
*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.
Trailing 4 Quarter Avg.: 68.2% 67.9% 69.6% 71.0% 71.7%
Qtrly. non-int. adjusted: 108.3% 104.3% 114.4% 113.0% 114.2%
Bankers Life
▪ Stable results overall
▪ 3Q09 impacted by reserve
 releases related to policyholder
 actions following rate increases

3Q09
$29.1
4Q09
$23.0
1Q10
$27.6
2Q10
$21.1
3Q10
$27.2

CNO Financial Group

Segment Performance
Washington National
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $133.7 $110.9 $104.9 $100.8 $98.9
Revenues-Quarterly: $198.2 $191.3 $191.1 $190.8 $191.6
Pre-Tax Operating Income (Loss)*
Revenues-Tr. 4 Quarters: $801.1 $788.3 $780.2 $771.4 $764.8
($ millions)
▪ Earnings of $27.2 million, down
 6.5%
 – 3Q2009 favorably impacted by
 reserve refinements related to
 supplemental health products of
 approximately $4 million

Washington National

3Q09
$2.2
4Q09
$1.6
1Q10
$1.2
2Q10
$1.1
3Q10
$0.7

CNO Financial Group

Premiums - Med Supp
($ millions)
First-Year Prems.-Tr. 4 Qtrs:  $8.0  $7.2 $6.9 $6.1 $4.6
Total Premiums-Quarterly:  $46.9  $43.7 $40.7 $38.7 $37.9
Med Supp - First-Year Premiums
NAP-Quarterly:  $1.3 $1.5 $1.1 $0.7 $0.4
NAP-Trailing 4 Quarters:  $7.8 $5.8 $5.2 $4.6 $3.7
▪ First-year collections down 68%
 – Focus on core products (i.e.,
 supplemental health)

3Q09
$11.8
4Q09
$12.3
1Q10
$12.5
2Q10
$13.1
3Q10
$13.0

CNO Financial Group

Premiums -
Supplemental Health
Washington National
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $43.6 $45.4 $47.7 $49.7 $50.9
Total Premiums-Quarterly: $96.2 $99.0 $99.6 $100.2 $101.5
Supplemental Health - First-Year Premiums
NAP-Quarterly: $16.1 $15.2 $14.6 $17.5 $18.0
NAP-Trailing 4 Quarters: $54.3 $57.5 $60.6 $63.4 $65.3
▪ NAP up 11%
 – Increased focus on supplemental
 health products
 – Momentum increasing in Worksite
 market

Washington National

3Q09
42.9%
4Q09
49.1%
1Q10
49.4%
2Q10
52.0%
3Q10
50.5%

CNO Financial Group

Interest-Adjusted Benefit Ratio* -
Supplemental Health Insurance
Trailing 4 Quarter Avg.: 41.2%  46.0% 47.8% 48.4% 50.3%
Qtrly. non-int. adjusted: 76.6%  82.0% 82.3% 83.2% 81.3%
*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.
▪ Up 7.6 points vs. 3Q09
▪ Non-interest adjusted ratio
 81.3% vs. 3Q09 76.6%

CNO Financial Group

Segment Performance
Colonial Penn
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $30.2 $29.4 $29.6 $26.2 $26.6
Revenues-Quarterly: $58.1 $57.8 $58.1 $59.1 $58.9
Pre-Tax Operating Income*
Revenues -Tr. 4 Quarters: $235.1 $235.7 $236.7 $233.1 $233.9
($ millions)
▪ Earnings of $7.8 million, up
 5.4%
 – Results for 3Q2010 reflect
 favorable life margins

CNO Financial Group

Premiums - Life Insurance
Colonial Penn
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $34.4 $33.0 $31.7 $31.4 $31.6
Total Premiums-Quarterly: $45.6 $48.9 $47.3 $46.7 $46.9
Life - First-Year Premiums
NAP-Quarterly: $10.6 $8.4 $13.1 $12.2 $11.5
NAP-Trailing 4 Quarters: $44.3 $41.9 $42.7 $44.3 $45.2
▪ Sales (NAP) up 8%
 – YTD sales up 10%
 – YTD lead generation up 42%

2Q10
$8.8
3Q09
-$7.5
4Q09
-$29.7
1Q10
-$1.9
3Q10
-$24.4

CNO Financial Group

Segment Performance
Other CNO Business
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $(28.2) $(43.6) $(43.1) $(30.3) $(47.2)
Revenues-Quarterly: $183.0 $166.4 $167.4 $153.6 $172.2
Pre-Tax Operating Income (Loss)*
Revenues-Tr. 4 Quarters: : $724.2 $712.3 $699.7 $670.4 $659.6
($ millions)
▪ Losses of $24.4 million compared to
 3Q2009 losses of $7.5 million
 – Additional amortization expense in
 interest sensitive products (-$13
 million)
 – Write-off of PVFP on LTC block (-$6
 million)
 – Increased legal settlement expenses
 (-$4 million)

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with
GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.
Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange
Commission that are available in the “Investors - SEC Filings” section of CNO’s website, www.CNOinc.com.
Operating earnings measures
Management believes that an analysis of net income applicable to common stock before loss on extinguishment or modification of debt, net realized gains or losses and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-
GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because loss on extinguishment or modification of debt, realized investment gains or losses and increases to our valuation allowance for deferred tax assets are unrelated to the
Company’s continuing operations.

3Q09	4Q09	1Q10	2Q10	3Q10
Net income applicable to common stock	$ 15.4	$ 18.2	$ 33.9	$ 33.1	$ 49.4
Net realized investment (gains) losses, net of related amortization and taxes	18.9	2.5	3.1	11.2	(2.3)
Valuation allowance for deferred tax assets	20.0	3.0	-	-	-
Loss on extinguishment or modification of debt	-	8.3	1.2	0.6	-
Net operating income (a non-GAAP financial measure)	$ 54.3	$ 32.0	$ 38.2	$ 44.9	$ 47.1
Per diluted share:					
Net income	$ 0.08	$ 0.09	$ 0.13	$ 0.12	$ 0.17
Net realized investment (gains) losses, net of related amortization and taxes	0.10	0.01	0.01	0.04	(0.01)
Valuation allowance for deferred tax assets	0.11	0.01	-	-	-
Loss on extinguishment or modification of debt	-	0.04	-	-	-
Net operating income (a non-GAAP financial measure)	$ 0.29	$ 0.15	$ 0.14	$ 0.16	$ 0.16

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows
(dollars in millions, except per-share amounts):

3Q09	4Q09	1Q10	2Q10	3Q10
Total shareholders' equity	$ 3,333.7	$ 3,532.4	$ 3,720.1	$ 4,182.8	$ 4,604.3
Less accumulated other comprehensive income (loss)	(146.0)	(264.3)	(103.0)	318.8	688.1
Total shareholders' equity excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	$ 3,479.7	$ 3,796.7	$ 3,823.1	$ 3,864.0	$ 3,916.2
Shares outstanding for the period	184,886,216	250,786,216	250,929,801	251,044,745	251,046,412
Book value per share	$ 18.03	$ 14.09	$ 14.83	$ 16.66	$ 18.34
Less accumulated other comprehensive income (loss)	(0.79)	(1.05)	(0.41)	1.27	2.74
Book value, excluding accumulated other comprehensive income (loss), per share (a non-GAAP financial measure)	$ 18.82	$ 15.14	$ 15.24	$ 15.39	$ 15.60

CNO Financial Group

Book value, excluding accumulated other comprehensive income (loss), per share
This non-GAAP financial measure differs from book value per share because accumulated other comprehensive income (loss) has been excluded from the book value used to determine the measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

A reconciliation from book value per share to book value per share, excluding accumulated other comprehensive income (loss) is as follows
(dollars in millions, except per share amounts):

Information Related to Certain Non-GAAP Financial Measures

CNO Financial Group

Operating return measures
Management believes that an analysis of return before loss on extinguishment or modification of debt, net realized gains or losses, and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because loss on extinguishment or modification of debt, realized investment gains or losses, and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continued operations.
This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.
In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.
All references to return on allocated capital measures assume a capital allocation based on a 275% targeted risk-based capital at the segment level. Additionally, corporate debt has been allocated to the segments.

Information Related to Certain Non-GAAP Financial Measures

Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Segment operating return for purposes of calculating operating return on allocated capital	$ 163.3	$ 51.9	$ 13.6	$ (40.4)	$ (26.2)	$ 162.2
Net income						$ 134.6
Trailing 4 Quarter Average as of September 30, 2010						
Allocated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,292.8	$ 550.6	$ 175.5	$ 609.6	$ 314.3	$ 2,942.8
Common shareholders' equity						$ 3,851.1
Operating return on allocated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	12.6%	9.4%	7.7%	-6.6%	-8.3%	5.5%
Return on equity						3.5%

CNO Financial Group

The calculations of: (i) operating return on allocated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (ii) return on equity, for the twelve months ended September 30, 2010, are as follows (dollars in millions):
(Continued on next page)

Information Related to Certain Non-GAAP Financial Measures

Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Segment pretax operating earnings (a non-GAAP financial measure)	$ 297.3	$ 98.9	$ 26.6	$ (47.2)	$ (124.3)	$ 251.3
Adjustment to investment income to reflect capital at 275%	(1.7)	(0.3)	0.2	3.1	(1.3)	-
Interest allocated on corporate debt	(40.5)	(17.4)	(5.6)	(19.0)	82.5	-
Income tax (expense) benefit	(91.8)	(29.3)	(7.6)	22.7	16.9	(89.1)
Segment operating return for purposes of calculating operating return on allocated capital	$ 163.3	$ 51.9	$ 13.6	$ (40.4)	$ (26.2)	162.2
Net realized investment losses, net of related amortization and taxes						(14.5)
Loss on extinguishment of debt						(10.1)
Valuation allowance for deferred tax assets						(3.0)
Net income						$ 134.6

CNO Financial Group

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating return (loss) and consolidated net income
(loss) for the twelve months ended September 30, 2010, is as follows (dollars in millions):
(Continued on next page)

Information Related to Certain Non-GAAP Financial Measures

Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Trailing 4 Quarter Average as of September 30, 2010						
Allocated capital (for the purpose of determining return on allocated capital), excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,292.8	$ 550.6	$ 175.5	$ 609.6	$ 314.3	$ 2,942.8
Net operating loss carryforwards	-	-	-	-	852.6	852.6
Accumulated other comprehensive income (loss)	61.2	(1.7)	9.9	(1.9)	(11.8)	55.7
Adjustment to reflect capital at 275% RBC	(5.1)	(5.3)	(3.4)	(53.8)	67.6	-
Allocation of corporate debt	522.9	222.2	70.7	246.6	(1,062.4)	-
Common shareholders' equity	$ 1,871.8	$ 765.8	$ 252.7	$ 800.5	$ 160.3	$ 3,851.1

CNO Financial Group

A reconciliation of average allocated capital (for the purpose of determining return on allocated capital), excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to average common shareholders’ equity, is as follows (dollars in millions):
(Continued on next page)
(Continued from previous page)

Information Related to Certain Non-GAAP Financial Measures

Sep-09	Dec-09	Mar-10	Jun-10	Sep-10	Average
Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 2,580.1	$ 2,929.1	$ 2,966.8	$ 3,025.9	$ 3,119.2	$ 2,942.8
Net operating loss carryforwards	899.6	867.5	856.3	838.1	797.0	852.6
Accumulated other comprehensive income (loss)	(146.0)	(264.2)	(103.0)	318.8	688.1	55.7
Common shareholders' equity	$ 3,333.7	$ 3,532.4	$ 3,720.1	$ 4,182.8	$ 4,604.3	$ 3,851.1

CNO Financial Group

A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-
GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions):
(Continued from previous page)

Information Related to Certain Non-GAAP Financial Measures

3Q09	4Q09	1Q10	2Q10	3Q10
Corporate notes payable	$ 1,261.9	$ 1,037.4	$ 1,037.2	$ 1,029.4	$ 1,029.8
Total shareholders' equity	3,333.7	3,532.4	3,720.1	4,182.8	4,604.3
Total capital	4,595.6	4,569.8	4,757.3	5,212.2	5,634.1
Less accumulated other comprehensive income (loss)	146.0	264.3	103.0	(318.8)	(688.1)
Total capital, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	$ 4,741.6	$ 4,834.1	$ 4,860.3	$ 4,893.4	$ 4,946.0
Corporate notes payable	$ 1,261.9	$ 1,037.4	$ 1,037.2	$ 1,029.4	$ 1,029.8
Corporate notes payable to capital ratios:					
Corporate debt to total capital	27.5%	22.7%	21.8%	19.7%	18.3%
Corporate debt to total capital, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	26.6%	21.5%	21.3%	21.0%	20.8%

CNO Financial Group

A reconciliation of the debt to capital ratio to debt to capital, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions):
Debt to capital ratio, excluding accumulated other comprehensive income (loss)
This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures